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                                                                EXHIBIT 24.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
We consent to the inclusion in this Pre-Effective Amendment No. 3 to registration statement on Form S-11 (File No.333-31437) of our report dated July 10, 1997 on our audit of the balance sheet of Corporate Property Associates 14, Incorporated. We also consent to the reference to our firm under the caption "Experts".


                                                  /s/ COOPERS & LYBRAND L.L.P.

New York, New York
September 22, 1997.